SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 30, 2002

Date of Earliest Event Reported: October 30, 2002

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
230 Half Mile Road
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code:           (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release issued October 30, 2002

Item 9.	Regulation FD Disclosure.

On October 30, 2002, the registrant issued the press release furnished as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: October 30, 2002

MILLENNIUM CHEMICALS INC.
By: _/C. William Carmean/_________________________
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued October 30, 2002